UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                FORM 8-K

                             CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report(Date of earliest event reported)   October 13, 2011
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                               J.W. Mays, Inc.
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            (Exact name of registrant as specified in its charter)


           New York                1-3647               11-1059070
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(State or other jurisdiction     (Commission         (I.R.S. Employer
      of incorporation)          File Number)       Identification No.)


          9 Bond Street,  Brooklyn,  New York          11201-5805
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        (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code  718-624-7400
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425
      under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12
      under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                                This Report Contains 3 Pages.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors:
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers

  On October 13, 2011, the Board of Directors elected Robert L. Ecker as a member of the Board of Directors to fill the vacancy created by the resignation by Lewis D. Siegel. The Board of Directors also appointed Mr. Ecker to serve on its Audit Committee.

  Mr. Ecker, along with the four other directors (each of whom has already been a member of the Board of Directors), will be up for election as a Director by the shareholders of the Company at the Annual Meeting of Shareholders to be held on November 22, 2011.

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         J. W. MAYS, INC.
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                                                           (Registrant)



Dated:    October 14, 2011                               By:  Mark Greenblatt
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                                                    Mark Greenblatt
                                                    Executive Vice President
                                                    Principal Financial Officer